Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Bryn Mawr Bank Corporation (the “Corporation”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Duncan Smith, Treasurer and Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/S/ J. DUNCAN SMITH
J. Duncan Smith Treasurer and Principal Financial Officer

March 15, 2010